UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 15, 2017
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INSEEGO CORP.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	000-31659	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer identification number)
9605 Scranton Road, Suite 300
San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 812-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.    Unregistered Sales of Equity Securities.
Effective March 15, 2017, Inseego Corp. (the “Company”) issued 973,334 shares of its common stock, $0.001 par value per share, to the former stockholders of R.E.R. Enterprises, Inc. (“RER”) as contingent consideration pursuant to the terms of that certain Agreement and Plan of Merger, dated March 27, 2015, by and among Novatel Wireless, Inc., Duck Acquisition, Inc., RER, certain stockholders of RER, and Ethan Ralston, as the representative of the holders of the common stock of RER (the “Stockholders’ Representative”), as amended by that certain Amendment No. 1 to Agreement and Plan of Merger, dated January 5, 2016, by and between the Company and the Stockholders’ Representative, pursuant to which the Company acquired RER. The shares were issued in reliance upon exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended.
Item 8.01.    Other Events.
On March 15, 2017, the Company issued a press release announcing that it has filed a Form 12b-25 Notification of Late Filing for its Annual Report on Form 10-K for the fiscal year ended December 31, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished with this report:

99.1	Press release, dated March 15, 2017.
Forward-Looking Statements
Certain statements in this Current Report on Form 8-K may constitute forward-looking statements. These forward-looking statements relate to a variety of matters, including, without limitation, statements regarding the Company’s ability to successfully obtain and compile the information required to be included in the Company’s Form 10-K, as well as its ability to file the Form 10-K by the extended filing date. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as may be required by law. These forward-looking statements involve many risks and uncertainties that may cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the risk disclosures in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and in other subsequent filings made with the SEC by Novatel Wireless, Inc. and Inseego Corp. (available at www.sec.gov).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSEEGO CORP.

By:	/s/ Michael Newman
Michael Newman
Executive Vice President and Chief Financial Officer

Date: March 15, 2017